UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and Address of Agent for Service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2016

Item 1:  Report to Shareholders.

FPA New Income, Inc.

Annual Report

September 30, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA New Income (the "Fund") had a total return of 0.75% in the third quarter of 2016 and a return of 1.52% for one year ending September 30, 2016.

As many of you know, the Fund operates on a fiscal year that ends on September 30. Therefore, as has been our practice, we are including the Fund's results for the full fiscal year in this quarter's letter.

As of September 30, the portfolio had a yield-to-worst1 of 2.58% and an effective duration2 of 1.30 years. The yield-to-worst decreased in comparison to the second quarter due to an increase in the price for the portfolio's credit-sensitive holdings (defined as investments rated BBB+ or lower). The credit-sensitive holdings in the portfolio continued to decrease from 17.9% of the portfolio as of June 30, 2016 to 17.6% at the end of the third quarter, driven by amortization of existing holdings and sales of corporate bonds and bank debt, partially offset by new investments. Cash decreased during the quarter from 7.93% of the portfolio as of June 30, 2016 to 6.81% as of September 30.

Portfolio Commentary

Portfolio Performance

Fiscal Year 2016

The largest contribution to the Fund's performance came from our asset-backed security3 holdings with the sub-prime automobile holdings being the key driver in this sector. Other areas that contributed positively over the year were corporate bonds, bank debt portion and collateralized mortgage obligation portion of the portfolio, specifically bonds backed by either non-performing or re-performing mortgages.

The Fund's largest detractor from the fiscal year performance was its allocation to GNMA project loan interest-only securities. The income earned from those investments did not fully offset the principal losses caused by amortization and widening interest rate spreads over the last year. While the single-family mortgage interest-only securities as a whole made a small positive contribution to performance, those bonds backed by 15-year amortization agency single-family mortgages had a negative effect on the overall portfolio due to the decline in intermediate-maturity treasury rates. Declining rates lead to refinancing increases, in turn negatively affecting the performance of the Fund's interest-only securities.

Third Quarter 2016

Over the past quarter, the Fund's corporate credit segment was the largest contributor to performance, boosted primarily by metals and mining and energy sector bonds. The recovery in the price of oil and in mineral commodities was the key driver of this performance.

1  Yield-to-worst is the lowest possible yield on a callable bond. As of September 30, 2016, the SEC yield was 2.82%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts Fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the Fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the Fund may fluctuate.

2  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

3  Asset backed securities are financial securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Bonds backed by non-performing mortgages as well as the asset-backed securities with the sub-prime automobile holdings also contributed positively to the Fund's performance.

The only negative contribution to the third quarter performance came from the GNMA project loan interest only securities. These bonds were negatively impacted by a rise in the yield of the five-year treasury and an increase in the spread between these bonds and the five-year treasury.

Portfolio Positioning

The table below shows the change in allocation to various sectors over the third quarter and compared to a year ago.

Sector	% Portfolio 9/30/2016	% Portfolio 6/30/2016	% Portfolio 9/30/2015
ABS	44.65%	43.22%	38.39%
Mortgage Backed (CMO4)	13.38%	14.90%	20.13%
Stripped Mortgage-backed	13.74%	12.70%	11.48%
Corporate	6.61%	5.86%	9.67%
Cash and equivalents	6.81%	7.93%	7.78%
CMBS[5]	5.15%	5.73%	5.81%
Mortgage Pass-through	3.82%	4.01%	5.55%
U.S. Treasury	5.37%	5.20%	0.00%
Municipal	0.47%	0.45%	1.19%
Total	100%	100%	100%

Over both periods, holdings of single-family mortgages continued to decline in both the mortgage-backed and mortgage pass-through areas. This decline was primarily driven by the amortization of principal. We did not find an opportunity to add to our holdings of bonds backed by non-performing mortgages, simply due to the unattractive return profile relative to the risk. We continue to find attractive purchase opportunities in GNMA project loan interest-only bonds, predominantly in 2015 and 2016 vintage bonds. On the other hand, during our continuous reevaluation of all the Fund's holdings, we found that several of our GNMA project loan interest-only holdings, issued prior to 2013, no longer passed our interest rate stress test for sensitivity to a 100 basis points increase in interest rates over 12-month period. As a result, we sold these positions.

The corporate holdings increased slightly during the quarter as a result of some new bank debt investments, while down year-over-year due to sales and calls of existing bonds and bank debt. Consistent with our concerns regarding the credit markets, we have focused our corporate investments on bank debt that is secured at what we believe to be reasonable leverage levels and that has adequate structural protections such as covenants. In combination with attractive pricing, we believe that these bank debt investments offer a compelling return profile relative to the credit risk, in stark contrast to the investments available elsewhere in corporate credit markets.

Within the asset-backed portion of the portfolio, we continue to be active purchasers of bonds in the sub-prime auto sector and in other niche areas in the high-quality portion of the market (defined as investments rated A- or higher).

4  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

5  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Finally, the Fund's cash and equivalents declined slightly as a result of investment activity.

Fund announcement

As mentioned in June 30, 2016 commentary, July 11 marked the 32nd anniversary of our management of the FPA New Income, Inc. The investment strategy that began in 1984 with just approximately $4 million in assets and a single analyst has grown to include a team of six seasoned professionals overseeing $6.3 billion in assets today, including $5.0 billion in the Fund.

Much has changed in 32 years, but two things have not changed: (1) our value-oriented investment discipline, and (2) our objective of achieving a long-term real return while providing an absolute positive return in a 12-month period. As we enter the 33rd year of managing the Fund, we have achieved a positive return every calendar year.

Critical to achieving this performance is maintaining a high quality portfolio. As a reminder to our investors, the Fund must have at least 75% of its assets in high quality investments, and may have up to 25% of its assets in credit investments. Since its creation, the Fund's guidelines have categorized investments rated AA- or higher as 'high quality,' and investments rated A+ or lower as credit investments. The demarcation of the portfolio at AA- was driven by a desire to distinguish between bonds whose performance is driven by macroeconomic factors and bonds whose performance is driven by credit factors.

As the research team's expertise deepened and broadened to cover more sectors of the bond market, our fundamental analysis has led us to the realization that the ratings standards we had previously adhered to merited review. With the culmination of a research process that has been underway for many years, we concluded that single-A rated bonds are also appropriate for the high quality portion of the portfolio.

We employ a bottom-up research process on every investment. That detailed process found that the performance of single-A bonds more closely resembles that of AA rated bonds than the performance of lower rated bonds. In fact, our research revealed that historically, the losses and price volatility of single-A rated bonds have been similar to AA rated bonds.

These findings resulted in our reevaluating the ratings constraint in the Fund's guidelines. After much discussion and testing, we decided to change the Fund's guideline to include A- or higher rated investments in the high quality portion of the portfolio. We concluded that the change in the ratings threshold would improve our ability to achieve our long-term investment objectives while preserving the Fund's character as a high quality, low volatility, conservative fixed income vehicle. Importantly, this change was made with an eye toward the future. Given the current lack of attractive investment opportunities, we do not currently expect to meaningfully increase the Fund's exposure to single-A rated bonds in the short term.

In this time of heightened risk, we are best served by preserving capital in preparation for a better investing environment in the future. Consistent with our philosophy of investors first, rather than taking on extra risk and potentially exposing our investors' capital to losses in pursuit of higher yields, this historically low yield environment has led us to reduce the Fund's expenses. Effective June 1, we capped the Fund's total expenses at 49 basis points. We will review this expense cap on an annual basis, and it will remain in place until the fixed income markets improve enough to warrant a change.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Market Commentary

We have been managing fixed income assets in a consistent strategy for over 32 years. Over this period of time we have periodically been asked how our unique approach is being utilized by our clients. As a quick refresher that approach is centered on two objectives.

•  A positive absolute return in a 12-month period

•  A return greater than the consumer price index plus 100 basis points over a five-year period.

With these two goals driving our investment decision process, we feel the value of this approach has never been greater given today's unprecedented fixed income market conditions.

U.S. Treasury yields, once again, near record lows we felt it prudent to examine key aspects of the bond market and highlight how we have positioned the Fund in light of this. The 10-year Treasury note's yield has fallen from 3% in 2014 to less than 1.4% earlier this year. We have long-discussed the risks these low rates create for the bond market. As a result "core" bond funds — those funds that have similar yield and duration characteristics to the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") — find themselves in a particularly precarious position.

Investors might utilize core bond funds to achieve one or both of the following roles in a portfolio:

-  Add a less volatile source of income and return to a portfolio.

-  Reduce overall portfolio volatility through the use of an asset class that does not have a strong positive correlation to equities or other equity like investments.

In light of current bond market conditions, below we examine our concerns with the ability of core bond funds to fulfill these roles. We also introduce FPA New Income as a potentially attractive investment alternative for meeting these two objectives.

Currently, investors in core bond funds are receiving historically low yields while also taking on historically high levels of interest rate risk. The chart below shows the ratio of yield per year of duration which measures the Index's ability to withstand rising interest rates and credit spreads. A lower ratio means that the Index is more exposed to losses if interest rates and/or credit spreads were to rise.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Source: Barclays.

Over the past several years, the Index has generated attractive returns. However, these returns have resulted mostly from price appreciation (yields falling) rather than from income. 2012 was the most recent time that interest rates or yields neared today's levels. Subsequently, in 2013, yields began to rise, resulting in losses, large drawdowns, and higher volatility for the Index. The table below compares the performance of the Index from July 2012 when 10-Year Treasury rates were at the lowest point since the inception of QE6 through 12/31/13 which marked the post-QE high in rates. Also shown is the performance of FPA New Income over this time period:

	% Return 7/24/12-1/1/14	Max Drawdown[7] 7/22/12-1/4/14	Standard Deviation[7] 7/22/12-1/4/14
Bloomberg Barclays U.S. Aggregate Index	-1.62	-4.52	3.30
FPA New Income	1.52	-1.14	0.96

Source: Morningstar Direct.

During those 15 months, the Index experienced a loss that erased more than three years of income. Should another retracement occur today, it would not be a surprise to see the Index post similar losses again. Thus, we question whether the Index is well suited today as a low volatility source of income and return. In contrast, during the 2012-2013 periods, FPA New Income produced a positive return with a smaller drawdown and much lower volatility.

6  QE (Quantitative easing) is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

7  Closest time periods to 7/24/12-1/1/14 are chosen based on available data. Only weekly data is available. Maximum Drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained. Standard Deviation is a measure of the dispersion of a set of data from its mean.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Indeed, FPA New Income may be in an even better position today to deliver attractive absolute and risk-adjusted returns than it was at the beginning of 2013. As of September 30, 2016, the Fund had a 32% greater yield-to-worst than the Index while taking on just 24% of the interest rate risk. These advantages over the Index are at or near three-year highs.

Source: FPA, Bloomberg.

Risk/reward (as of 9/30/16)	Yield-to-worst (%)	Effective duration (yrs)	YTW/Duration
FPA New Income	2.58	1.30	1.98
Bloomberg Barclays U.S. Aggregate Index	1.96	5.51	0.36
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	1.07	1.91	0.56

Source: FPA, Bloomberg. Past performance does not guarantee future results.

Notwithstanding the foregoing, some investors may own core bond funds because of a view that the U.S. may follow Japan and Europe into zero or negative yield territory. It is possible that bond yields could decline even further if, for example, the economy goes into a recession or deflation fears reemerge. However, unless one assigns a high probability to that outcome, core bond funds, in our opinion, now look more like deflation protection with a negative skew8 than an actual investment.

Alternatively, some investors may own core funds not because of their investment merit but because of their attribute of being less correlated to and less volatile than other investments. For example, core bond funds have typically had a negative correlation to major equity markets during major selloffs. However, the negative

8  By negative skew we mean a relatively high probability of small, incremental gains, offset by a modest probability of steep losses that can wipe out weeks or months of gains in short order.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

correlation feature of the Index has predictably decreased along with the Index's yield. While we do not manage FPA New Income for short-term performance, its longer-term performance has exhibited a low or negative correlation to the S&P 500 Index, similar to the Bloomberg Barclays U.S. Aggregate Bond Index.

Correlation to S&P 500 over rolling 12-month periods

January 2007-August 2016	Low or negative correlation (<20%)	Negative correlation (<0)
Bloomberg Barclays U.S. Aggregate Index	80%	57%
FPA New Income	74%	50%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index	55%	40%

Source: Morningstar Direct.

In conclusion, upon analyzing the investment characteristics of core bond funds, we believe it is prudent for investors to consider reducing exposure to interest rate risk within the context of their "core" bond holdings. In this environment, unless investors are trying to protect against a tail event, FPA New Income may well serve as an attractive "core" in the portfolio, as it has historically offered more yield than the Index with significantly less interest rate risk while serving as effective portfolio ballast.

We thank you for your continued support and we continue to work diligently to maintain your trust.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager
October 2016

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Barclays U.S. Aggregate Index and Consumer Price Index + 100 Basis Points from October 1, 2006 to September 30, 2016

Past performance is not indicative of future performance. The Barclays U.S. Aggregate Bond Index a broad-based unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index. The index holds investment quality bonds. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 41 and 45.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA NEW INCOME, INC.

PORTFOLIO SUMMARY

September 30, 2016

Bonds & Debentures		98.0%
Asset-Backed Securities	44.6%
Commercial Mortgage-Backed Securities	18.1%
Residential Mortgage-Backed Securities	18.0%
U.S. Treasuries	10.2%
Corporate Bonds & Notes	4.0%
Corporate Bank Debt	2.6%
Municipals	0.5%
Short-term Investments		2.9%
Other Assets And Liabilities, Net		(0.9)%
Net Assets		100.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2016

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.1%
AGENCY — 0.2%
Government National Mortgage Association
2013-55 A — 1.317% 5/16/2034	$721,311	$719,545
2012-2 A — 1.862% 6/16/2031	2,623,982	2,629,079
2011-49 A — 2.45% 7/16/2038	1,766,545	1,777,499
2010-155 B — 2.525% 6/16/2039	2,710,514	2,729,859
2011-143 AB — 3.866% 3/16/2033@	4,334,302	4,343,708
2010-148 AC — 7.00% 12/16/2050@	137,546	144,180
		$12,343,870
AGENCY STRIPPED — 13.0%
Government National Mortgage Association
2004-10 IO — 0.00% 1/16/2044@	$11,927,585	$119
2010-49 IO — 0.00% 2/16/2050@	20,462,909	266,018
2002-56 IO — 0.043% 6/16/2042@	46,656	66
2009-119 IO — 0.053% 12/16/2049@	25,052,489	407,604
2011-10 IO — 0.076% 12/16/2045@	47,023,270	674,784
2009-105 IO — 0.165% 11/16/2049@	10,912,213	181,688
2009-86 IO — 0.21% 10/16/2049@	35,880,455	512,732
2008-8 IO — 0.233% 11/16/2047@	17,473,881	196,581
2010-28 IO — 0.25% 3/16/2050@	16,863,041	321,915
2009-60 IO — 0.253% 6/16/2049@	8,812,092	230,612
2009-71 IO — 0.259% 7/16/2049@	3,419,990	58,071
2009-4 IO — 0.445% 1/16/2049@	4,147,813	73,831
2013-7 IO — 0.445% 5/16/2053@	288,903,606	11,520,609
2007-77 IO — 0.461% 11/16/2047@	28,909,382	562,288
2009-49 IO — 0.47% 6/16/2049@	14,470,763	327,329
2008-24 IO — 0.497% 11/16/2047@	2,916,908	59,709
2012-125 IO — 0.503% 2/16/2053@	88,824,971	3,414,441
2013-72 IO — 0.514% 11/16/2047@	453,882,099	19,069,539
2005-9 IO — 0.55% 1/16/2045@	3,233,289	22,956
2012-45 IO — 0.561% 4/16/2053@	21,228,219	800,087
2013-29 IO — 0.57% 5/16/2053@	102,034,112	4,399,537
2010-123 IO — 0.595% 9/16/2050@	29,268,687	842,938
2009-30 IO — 0.62% 3/16/2049@	8,002,872	256,732
2015-104 IO — 0.653% 5/16/2055@	174,194,812	9,381,471
2008-45 IO — 0.669% 2/16/2048@	6,403,702	124,296
2012-95 IO — 0.732% 2/16/2053@	121,102,619	6,149,845
2012-131 IO — 0.743% 2/16/2053@	80,497,671	3,725,843
2014-120 IO — 0.759% 4/16/2056@	66,910,145	3,659,650
2004-43 IO — 0.765% 6/16/2044@	17,397,545	493,046

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2012-25 IO — 0.767% 8/16/2052@	$124,250,958	$5,083,330
2013-63 IO — 0.769% 9/16/2051@	24,416,608	1,351,755
2012-4 IO — 0.774% 5/16/2052@	165,685,572	4,905,039
2014-157 IO — 0.784% 5/16/2055@	191,684,707	11,343,959
2012-150 IO — 0.789% 11/16/2052@	83,913,889	4,805,799
2008-48 IO — 0.812% 4/16/2048@	10,261,291	275,926
2012-58 IO — 0.815% 2/16/2053@	249,710,430	12,493,013
2011-165 IO — 0.832% 10/16/2051@	184,234,327	5,941,557
2011-147 IO — 0.836% 10/16/2044@	54,826,032	1,702,348
2008-92 IO — 0.842% 10/16/2048@	23,280,358	754,051
2014-138 IO — 0.85% 4/16/2056@	30,869,128	1,888,499
2012-79 IO — 0.857% 3/16/2053@	160,279,313	8,316,894
2013-1 IO — 0.857% 2/16/2054@	127,600,560	7,805,888
2012-85 IO — 0.859% 9/16/2052@	166,606,601	9,102,752
2013-125 IO — 0.859% 10/16/2054@	24,729,376	1,207,160
2014-164 IO — 0.862% 1/16/2056@	332,419,771	20,397,942
2013-80 IO — 0.865% 3/16/2052@	59,421,637	3,845,780
2014-77 IO — 0.873% 12/16/2047@	84,021,943	4,988,458
2012-114 IO — 0.874% 1/16/2053@	55,730,561	3,590,982
2006-55 IO — 0.876% 8/16/2046@	14,742,798	265,518
2015-86 — 0.89% 5/16/2052@	82,258,378	5,504,813
2013-45 IO — 0.891% 12/16/2053@	95,348,816	4,448,108
2014-135 IO — 0.893% 1/16/2056@	349,842,754	22,155,717
2013-13 IO — 0.91% 7/16/2047@	138,238,100	7,399,222
2014-28 IO — 0.922% 10/16/2054@	73,201,593	4,653,162
2015-47 IO — 0.927% 10/16/2056@	217,176,546	16,192,966
2013-30 IO — 0.951% 9/16/2053@	212,298,984	12,408,175
2011-143 IO — 0.952% 4/16/2053@	65,844,608	5,223,453
2014-175 IO — 0.953% 4/16/2056@	281,110,458	20,084,892
2013-61 IO — 0.955% 5/16/2053@	142,024,536	8,289,475
2015-7 IO — 0.957% 1/16/2057@	22,180,265	1,601,322
2014-110 IO — 0.969% 1/16/2057@	106,095,231	8,311,744
2015-128 IO — 0.977% 12/16/2056@	221,574,352	16,373,237
2015-160 IO — 0.981% 1/16/2056@	285,816,476	21,246,139
2012-53 — 0.984% 3/16/2047@	99,315,231	5,067,599
2015-19 IO — 0.99% 1/16/2057@	167,362,049	13,040,081
2014-153 IO — 0.997% 4/16/2056@	290,171,542	21,439,150
2015-41 IO — 1.003% 9/16/2056@	74,529,729	5,343,670
2015-169 IO — 1.004% 7/16/2057@	253,870,279	21,166,485
2015-150 IO — 1.005% 9/16/2057@	275,181,301	23,446,438

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2015-101 IO — 1.01% 3/16/2052@	$215,463,517	$15,310,062
2014-187 IO — 1.01% 5/16/2056@	251,527,584	18,775,805
2016-34 — 1.016% 1/16/2058@	230,038,193	18,939,067
2016-65 — 1.016% 1/16/2058@	252,796,962	21,038,800
2016-45 — 1.017% 2/16/2058@	134,912,947	10,808,173
2015-114 IO — 1.044% 3/15/2057@	193,191,867	13,745,427
2016-106 — 1.068% 9/16/2058@,††	277,922,467	24,719,119
2015-108 IO — 1.097% 10/16/2056@	59,416,566	4,798,957
2016-85 — 1.123% 3/16/2057@	166,444,490	14,515,208
2016-119 — 1.127% 4/16/2058@	411,700,000	36,138,491
2016-125 — 1.15% 12/16/2057@	158,670,000	14,106,366
2016-67 — 1.168% 7/16/2057@	124,233,591	10,659,180
2016-94 — 1.17% 12/16/2057@	223,658,730	19,708,942
2008-78 IO — 1.24% 7/16/2048@	1,403,232	41,844
2014-49 IO — 1.29% 8/16/2054@	137,130,353	10,528,416
2004-108 IO — 1.364% 12/16/2044@	4,760,797	250,513
2006-30 IO — 2.156% 5/16/2046@	1,693,153	45,698
		$655,326,903
NON-AGENCY — 4.9%
A10 Securitization LLC 2016-1 A1 — 2.42% 3/15/2035**	$10,128,000	$10,172,219
A10 Securitiztion LLC 2013-2 A — 2.62% 11/15/2027**	3,583,130	3,578,600
Bear Stearns Commercial Mortgage Securities Trust
2005-PWR7 B — 5.214% 2/11/2041@	6,424,980	6,422,410
2007-PW17 A1A — 5.65% 6/11/2050@	13,987,477	14,370,691
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.191% 3/15/2049@	7,489,224	7,468,362
COMM Mortgage Trust
2012-9W57 A — 2.365% 2/10/2029**	53,551,000	53,651,467
2014-FL5 C — 2.674% 10/15/2031**,@	8,240,000	7,944,781
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT A — 2.804% 2/16/2025**	17,309,948	17,346,075
Morgan Stanley Capital I Trust 2006-HQ9 D — 5.862% 7/12/2044@	9,865,000	9,811,755
Ores LLC 2014-LV3 B — 6.00% 3/27/2024**	49,969,000	49,969,000
Rialto Capital Management LLC 2014-LT5 B — 5.00% 5/15/2024**,††	7,412,000	7,412,000
Rialto Real Estate Fund LP
2015-LT7 B — 5.071% 12/25/2032**,††	17,716,000	17,361,680

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2014-LT6 B — 5.486% 9/15/2024**	$8,921,737	$8,914,596
VFC LLC 2014-2 B — 5.50% 7/20/2030**	3,854,739	3,854,586
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 A3 — 5.678% 5/15/2046	29,289,812	29,804,478
		$248,082,700
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $993,248,050)		$915,753,473
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 18.0%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.5%
Federal Home Loan Mortgage Corporation
3782 PA — 2.75% 11/15/2028	$4,321,459	$4,374,981
2809 UC — 4.00% 6/15/2019	216,358	221,154
3957 BV — 4.00% 10/15/2029	2,078,869	2,102,472
2990 TD — 4.00% 5/15/2035	27,827	28,545
3992 H — 4.00% 6/15/2036	18,322	18,347
3796 KN — 4.00% 6/15/2037	15,774,961	16,169,342
3986 P — 4.00% 3/15/2039	102,221	103,047
2614 BY — 4.50% 5/15/2018	429,870	439,369
2645 BY — 4.50% 7/15/2018	94,892	96,843
2649 AN — 4.50% 7/15/2018	908,045	928,443
2656 PE — 4.50% 7/15/2018	182,526	186,765
2930 KT — 4.50% 2/15/2020	583,804	600,645
2995 JK — 4.50% 6/15/2020	658,601	674,380
3271 TB — 4.50% 2/15/2022	2,086,532	2,145,466
3969 MP — 4.50% 4/15/2039	31,026	31,399
2509 CB — 5.00% 10/15/2017	381,063	386,809
2568 XD — 5.00% 2/15/2018	119,211	121,564
3852 HA — 5.00% 12/15/2021	3,197,172	3,337,144
2494 CF — 5.50% 9/15/2017	321,109	326,465
2503 B — 5.50% 9/15/2017	292,952	297,575
3808 BQ — 5.50% 8/15/2025	3,127,593	3,230,710
3806 JB — 5.50% 2/15/2026	2,354,499	2,563,061
3855 HQ — 5.50% 2/15/2026	1,940,821	2,031,166
2453 BD — 6.00% 5/15/2017	74,014	74,853
Federal National Mortgage Association
2012-117 DA — 1.50% 12/25/2039	4,431,653	4,413,297
2013-30 CA — 1.50% 4/25/2043	17,247,006	16,550,396
2014-80 GD — 2.00% 2/25/2042	33,500,360	33,695,925
2010-83 AH — 2.50% 11/25/2018	547,838	552,578

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2010-32 CL — 3.75% 8/25/2018	$233,191	$237,246
2003-128 NG — 4.00% 1/25/2019	121,546	124,236
2004-7 JK — 4.00% 2/25/2019	1,036,562	1,057,903
2008-18 MD — 4.00% 3/25/2019	273,461	279,071
2004-76 CL — 4.00% 10/25/2019	273,920	279,700
2009-31 A — 4.00% 2/25/2024	112,781	114,266
2009-76 MA — 4.00% 9/25/2024	234,136	237,619
2011-113 NE — 4.00% 3/25/2040	2,773,322	2,828,176
2012-95 AB — 4.00% 11/25/2040	2,283,501	2,300,880
2009-70 NU — 4.25% 8/25/2019	1,505,346	1,537,094
2003-30 HW — 4.50% 4/25/2018	182,269	185,562
2008-40 KA — 4.50% 10/25/2018	122,131	122,695
2008-18 NB — 4.50% 5/25/2020	560,594	571,663
2008-55 JL — 4.50% 7/25/2023	2,856,872	2,976,074
2008-59 KB — 4.50% 7/25/2023	1,395,483	1,430,291
2008-40 KA — 4.50% 8/25/2023	408,927	423,508
2011-7 PA — 4.50% 10/25/2039	125,536	126,898
2012-40 GC — 4.50% 12/25/2040	3,168,175	3,216,626
2012-67 PB — 4.50% 12/25/2040	3,369,786	3,424,107
2002-74 PE — 5.00% 11/25/2017	130,830	132,788
2003-24 PD — 5.00% 4/25/2018	616,058	629,500
2003-46 BG — 5.00% 6/25/2018	576,639	589,754
2004-60 LB — 5.00% 4/25/2034	4,128,140	4,406,500
2011-19 WB — 5.50% 10/25/2018	1,776,893	1,831,728
2009-116 A — 5.50% 4/25/2024	128,856	128,829
2002-9 PC — 6.00% 3/25/2017	96,087	96,720
		$124,992,175
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963 — 2.779% 3/1/2036@	$1,710,178	$1,806,033
AGENCY POOL FIXED RATE — 3.8%
Federal Home Loan Mortgage Corporation
G15139 — 4.50% 6/1/2019	$350,269	$362,754
P60959 — 4.50% 9/1/2020	786,644	809,118
G14030 — 4.50% 12/1/2020	350,524	366,815
G15169 — 4.50% 9/1/2026	7,046,109	7,391,270
G15272 — 4.50% 9/1/2026	7,769,880	8,118,879
G15875 — 4.50% 9/1/2026	8,285,844	8,830,741
G18056 — 5.00% 6/1/2020	526,254	553,380
G13812 — 5.00% 12/1/2020	2,150,205	2,205,638
G15036 — 5.00% 6/1/2024	7,793,007	8,140,345

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
G13667 — 5.00% 8/1/2024	$282,158	$300,375
G15435 — 5.00% 11/1/2024	13,523,280	14,202,985
G15173 — 5.00% 6/1/2026	5,852,390	6,140,042
G15407 — 5.00% 6/1/2026	6,958,286	7,452,436
G15874 — 5.00% 6/1/2026	4,010,726	4,207,862
G12400 — 5.50% 11/1/2016	318	318
G12730 — 5.50% 7/1/2017	3,166	3,207
G12829 — 5.50% 10/1/2017	4,044	4,110
G14187 — 5.50% 12/1/2020	4,418,276	4,597,481
J01270 — 5.50% 2/1/2021	101,240	108,121
G14035 — 5.50% 12/1/2021	367,191	390,390
G15230 — 5.50% 12/1/2024	9,811,184	10,330,235
G15458 — 5.50% 12/1/2024	1,346,839	1,445,010
G14460 — 6.00% 1/1/2024	573,618	619,552
G12139 — 6.50% 9/1/2019	74,342	75,292
P50543 — 6.50% 4/1/2037	72,318	79,814
Federal National Mortgage Association
254906 — 4.50% 10/1/2018	237,942	244,460
255547 — 4.50% 1/1/2020	86,430	89,938
MA0323 — 4.50% 2/1/2020	325,363	337,694
MA0358 — 4.50% 3/1/2020	177,191	184,050
MA0419 — 4.50% 5/1/2020	313,819	326,212
AL6725 — 4.50% 9/1/2020	3,804,048	3,933,955
735920 — 4.50% 10/1/2020	78,953	82,443
995158 — 4.50% 12/1/2020	137,164	143,597
889531 — 4.50% 5/1/2022	49,098	51,314
AL6212 — 4.50% 1/1/2027	9,011,088	9,330,492
AE0126 — 5.00% 6/1/2020	7,609,916	7,869,109
310097 — 5.00% 10/1/2020	590,238	603,861
AE0792 — 5.00% 12/1/2020	1,908,918	1,975,826
AE0314 — 5.00% 8/1/2021	12,778,683	13,248,367
AD0285 — 5.00% 9/1/2022	915,290	967,001
AE0812 — 5.00% 7/1/2025	2,144,488	2,242,659
AL5764 — 5.00% 9/1/2025	7,370,600	7,716,706
AL6798 — 5.00% 9/1/2025	11,054,264	11,489,490
AL4056 — 5.00% 6/1/2026	8,613,713	9,034,924
257100 — 5.50% 1/1/2018	161,451	167,175
745500 — 5.50% 12/1/2018	925,190	946,259
745119 — 5.50% 12/1/2019	2,684,683	2,811,104
995284 — 5.50% 3/1/2020	695,657	705,104
745190 — 5.50% 6/1/2020	162,066	166,023

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
889318 — 5.50% 7/1/2020	$1,927,556	$2,020,021
745749 — 5.50% 3/1/2021	256,107	271,771
AL5867 — 5.50% 8/1/2023	1,575,451	1,646,184
AE0237 — 5.50% 11/1/2023	1,482,963	1,554,338
AL5812 — 5.50% 5/1/2025	6,352,329	6,651,523
AL0471 — 5.50% 7/1/2025	247,822	268,009
AL4433 — 5.50% 9/1/2025	2,141,593	2,290,169
AL4901 — 5.50% 9/1/2025	2,971,639	3,153,416
735439 — 6.00% 9/1/2019	221,090	228,615
745238 — 6.00% 12/1/2020	695,171	722,710
745832 — 6.00% 4/1/2021	3,875,795	4,060,671
AD0951 — 6.00% 12/1/2021	1,716,609	1,814,438
AL0294 — 6.00% 10/1/2022	131,492	142,418
890225 — 6.00% 5/1/2023	1,188,747	1,276,608
890403 — 6.00% 5/1/2023	1,345,410	1,407,307
725951 — 7.50% 8/1/2017	3,498	3,550
Government National Mortgage Association 782281 — 6.00% 3/15/2023	1,673,575	1,826,771
		$190,742,452
AGENCY STRIPPED — 0.8%
Federal Home Loan Mortgage Corporation
217 PO — 0.00% 1/1/2032@@@	$296,761	$281,048
4138 AI — 2.50% 11/15/2022	3,351,744	181,954
3935 LI — 3.00% 10/15/2021	3,073,013	169,728
3948 AI — 3.00% 10/15/2021	4,046,608	205,932
3956 KI — 3.00% 11/15/2021	8,694,914	517,400
3968 AI — 3.00% 12/15/2021	3,251,140	192,221
3992 OI — 3.00% 1/15/2022	2,680,620	157,487
3994 AI — 3.00% 2/15/2022	6,301,830	379,803
3994 EI — 3.00% 2/15/2022	5,981,839	355,850
3998 KI — 3.00% 11/15/2026	12,760,408	993,801
4100 EI — 3.00% 8/15/2027	62,140,600	5,585,352
3706 AI — 3.50% 7/15/2020	1,345,327	12,706
3722 AI — 3.50% 9/15/2020	4,745,531	264,788
3735 AI — 3.50% 10/15/2020	2,258,068	125,424
3874 DI — 3.50% 10/15/2020	3,081,795	86,913
3893 DI — 3.50% 10/15/2020	2,138,552	54,571
3753 CI — 3.50% 11/15/2020	1,153,317	62,989
3755 AI — 3.50% 11/15/2020	4,457,494	252,946
3760 KI — 3.50% 11/15/2020	3,371,820	192,340
3784 BI — 3.50% 1/15/2021	3,081,448	176,546

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
3874 BI — 3.50% 6/15/2021	$2,708,440	$168,611
3893 BI — 3.50% 7/15/2021	2,326,403	145,609
3909 KI — 3.50% 7/15/2021	1,940,886	126,646
3938 IO — 3.50% 10/15/2021	13,657,221	885,941
3778 GI — 3.50% 6/15/2024	2,336,518	79,875
3854 GI — 3.50% 11/15/2024	979,398	15,546
3852 YI — 3.50% 3/15/2025	4,594,948	175,082
3763 NI — 3.50% 5/15/2025	2,619,503	175,982
3904 QI — 3.50% 5/15/2025	2,475,563	116,548
3909 UI — 3.50% 8/15/2025	3,346,372	134,594
3904 NI — 3.50% 8/15/2026	6,515,650	621,079
3930 AI — 3.50% 9/15/2026	8,627,219	876,261
4018 AI — 3.50% 3/15/2027	14,035,723	1,421,110
4479 NI — 4.50% 11/15/2019	2,175,085	83,469
3684 CI — 4.50% 8/15/2024	10,684,819	649,810
3609 LI — 4.50% 12/15/2024	3,582,864	157,537
3917 AI — 4.50% 7/15/2026	20,672,769	2,287,719
3636 IO — 5.00% 11/15/2018	5,728,301	171,063
217 IO — 6.50% 1/1/2032	285,749	64,224
Federal National Mortgage Association
2011-88 BI — 3.00% 11/25/2020	1,309,446	29,554
2011-141 EI — 3.00% 7/25/2021	7,478,478	300,372
2012-8 TI — 3.00% 10/25/2021	3,975,092	226,304
2011-113 GI — 3.00% 11/25/2021	3,820,689	219,140
2011-129 AI — 3.00% 12/25/2021	5,269,755	306,868
2012-8 UI — 3.00% 12/25/2021	12,872,063	746,742
2011-137 AI — 3.00% 1/25/2022	7,278,880	426,856
2011-138 IG — 3.00% 1/25/2022	8,669,864	521,894
2011-145 IO — 3.00% 1/25/2022	10,617,818	625,070
2012-78 AI — 3.00% 2/25/2022	5,796,159	261,766
2012-23 IA — 3.00% 3/25/2022	5,028,901	302,131
2012-32 AI — 3.00% 4/25/2022	8,358,476	508,408
2012-53 CI — 3.00% 5/25/2022	12,942,272	803,045
2012-147 AI — 3.00% 10/25/2027	23,018,285	1,871,262
2012-145 DI — 3.00% 1/25/2028	13,242,333	1,165,736
2012-149 CI — 3.00% 1/25/2028	33,966,727	2,938,251
2010-128 LI — 3.50% 11/25/2020	5,492,790	309,421
2011-75 BI — 3.50% 11/25/2020	2,053,007	50,746
2011-78 IA — 3.50% 11/25/2020	5,556,479	138,072
2010-145 BI — 3.50% 12/25/2020	2,843,148	162,375
2011-61 BI — 3.50% 7/25/2021	2,677,518	167,830

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2011-66 QI — 3.50% 7/25/2021	$4,488,449	$287,353
2011-104 CI — 3.50% 10/25/2021	7,807,704	503,516
2011-104 DI — 3.50% 10/25/2021	13,026,481	794,076
2011-110 AI — 3.50% 11/25/2021	5,446,585	344,154
2011-118 IC — 3.50% 11/25/2021	15,423,860	1,003,486
2011-125 DI — 3.50% 12/25/2021	10,556,120	704,705
2011-143 MI — 3.50% 1/25/2022	3,978,200	229,961
2012-2 MI — 3.50% 2/25/2022	6,384,363	433,536
2010-137 BI — 3.50% 2/25/2024	1,406,766	24,481
2010-135 DI — 3.50% 4/25/2024	3,684,366	91,471
2011-75 AI — 3.50% 1/25/2025	7,958,505	249,837
2011-66 BI — 3.50% 3/25/2025	788,192	18,934
2011-80 KI — 3.50% 4/25/2025	4,242,245	167,024
2011-67 CI — 3.50% 8/25/2025	2,455,231	132,827
2011-22 IC — 3.50% 12/25/2025	5,078,981	423,455
2011-101 EI — 3.50% 10/25/2026	12,896,320	1,205,388
2011-69 TI — 4.00% 5/25/2020	1,834,988	57,678
2010-89 LI — 4.00% 8/25/2020	3,935,779	213,033
2010-104 CI — 4.00% 9/25/2020	1,769,781	96,801
2011-67 EI — 4.00% 7/25/2021	4,283,535	226,473
2010-110 IH — 4.50% 10/25/2018	3,629,867	128,672
2009-70 IN — 4.50% 8/25/2019	4,507,711	141,323
2010-114 CI — 5.00% 4/25/2018	3,565,590	104,239
2010-30 IO — 5.00% 8/25/2018	1,712,578	60,271
2010-25 NI — 5.00% 3/25/2025	636,277	32,647
2003-64 XI — 5.00% 7/25/2033	765,174	143,982
		$38,507,671
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 10.9%
BCAP LLC Trust 2010-RR8 2A6 — 2.237% 11/26/2036**,@	$6,351,687	$6,300,568
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	81,214	80,990
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035**,@	15,487,078	16,121,136
Credit Suisse Mortgage Trust Series 2010-9R 1A4 — 3.75% 8/27/2037**	21,378,000	21,428,617
Nationstar HECM Loan Trust
2016-3A A — 2.013% 8/25/2026**,††	3,533,190	3,536,016
2015-2A A — 2.883% 11/25/2025**,††	3,686,366	3,687,840
2016-1A A — 2.981% 2/25/2026**,††	6,700,224	6,694,730

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036**,@	$7,177,103	$7,487,654
RiverView HECM Trust 2007-1 A — 1.18% 5/25/2047**,@	28,487,341	25,175,973
RMAT LLC 2015-PR1 A1 — 4.826% 6/25/2035**,@@	23,501,953	23,308,086
Sequoia Mortgage Trust 2012-1 1A1 — 2.865% 1/25/2042@	3,090,582	3,125,390
Stanwich Mortgage Loan Trust Series
2011-2 A — 0.03% 9/15/2050**,††,@	1,096,773	586,998
2010-3 A — 0.338% 7/31/2038**,††,@	690,488	345,451
2011-1 A — 0.704% 8/15/2050**,††,@	1,449,612	764,567
2009-2 A — 0.945% 2/15/2049**,††,@	99,859	44,657
2010-1 A — 1.166% 9/30/2047**,††,@	246,480	124,670
2010-4 A — 1.472% 8/31/2049**,††,@	837,025	422,698
2010-2 A — 1.623% 2/28/2057**,††,@	1,400,077	705,919
Sunset Mortgage Loan Co. LLC
2014-NPL1 A — 3.228% 8/16/2044**,@@	5,416,685	5,404,875
2014-NPL2 A — 3.721% 11/16/2044**,@@	16,039,656	15,973,002
2015-NPL1 A — 4.459% 9/18/2045**,@@	22,585,164	22,678,371
Towd Point Mortgage Trust
2016-3 A1 — 2.25% 8/25/2055**,@	30,355,060	30,429,982
2015-1 AES — 3.00% 10/25/2053**	33,790,989	34,560,619
2015-2 1A1 — 3.25% 11/25/2060**,@	44,765,603	45,990,918
2015-4 A1 — 3.50% 4/25/2055**,@	28,404,476	29,358,094
2015-2 2A1 — 3.75% 11/25/2057**,@	37,008,136	38,384,539
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	27,699,574	27,965,504
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	29,013,175	29,048,382
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**,@@	29,742,382	29,735,788
VOLT XXXI LLC 2015-NPL2 A1 — 3.375% 2/25/2055**,@@	1,408,122	1,406,482
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**,@@	37,498,904	37,516,277
VOLT XXXIV LLC 2015-NPL7 A1 — 3.25% 2/25/2055**,@@	24,348,536	24,273,155
VOLT XXXIX LLC 2015-NP13 A1 — 4.125% 10/25/2045**,@@	372,201	375,132

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
VOLT XXXV LLC 2015-NPL9 A1 — 3.50% 6/26/2045**,@@	$18,900,333	$18,900,319
VOLT XXXVI LLC 2015-NP10 A1 — 3.625% 7/25/2045**,@@	17,045,013	17,068,893
VOLT XXXVIII LLC 2015-NP12 A1 — 3.875% 9/25/2045**,@@	21,372,290	21,456,223
		$550,468,515
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $879,872,461)		$906,516,846
ASSET-BACKED SECURITIES — 44.6%
AUTO — 20.8%
Ally Auto Receivables Trust 2015-1 A3 — 1.39% 9/16/2019	$25,000,000	$25,047,882
AmeriCredit Automobile Receivables Trust
2014-2 A3 — 0.94% 2/8/2019	4,418,776	4,411,421
2013-3 B — 1.58% 9/10/2018	2,450,281	2,451,658
2014-2 B — 1.60% 7/8/2019	1,485,000	1,485,444
2013-4 B — 1.66% 9/10/2018	6,636,190	6,636,037
2014-1 B — 1.68% 7/8/2019	1,468,000	1,470,615
2012-5 C — 1.69% 11/8/2018	4,623,469	4,626,803
2015-2 B — 1.82% 7/8/2020	6,678,000	6,659,151
2014-3 B — 1.92% 11/8/2019	13,383,000	13,437,996
2012-4 C — 1.93% 8/8/2018	1,392,020	1,393,671
2015-3 B — 2.08% 9/8/2020	19,000,000	19,080,761
2015-4 B — 2.11% 1/8/2021	28,000,000	28,225,389
2013-5 C — 2.29% 11/8/2019	2,312,000	2,327,883
2013-3 C — 2.38% 6/10/2019	986,000	993,769
2015-1 C — 2.51% 1/8/2021	1,727,000	1,740,541
2012-3 D — 3.03% 7/9/2018	26,019,503	26,059,948
California Republic Auto Receivables Trust 2013-2 A2 — 1.23% 3/15/2019	3,717,304	3,716,366
Capital Auto Receivables Asset Trust 2014-2 A3 — 1.26% 5/21/2018	3,553,748	3,552,107
2014-1 A3 — 1.32% 6/20/2018	4,107,659	4,107,865
2016-3 A3 — 1.54% 8/20/2020	9,410,000	9,412,405
2015-2 A3 — 1.73% 9/20/2019	35,877,000	35,957,103
2014-3 A4 — 1.83% 4/22/2019	9,382,000	9,429,752
2014-1 B — 2.22% 1/22/2019	8,337,000	8,371,067
2013-4 C — 2.67% 2/20/2019	3,845,000	3,867,717

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Credit Acceptance Auto Loan Trust
2014-1A A — 1.55% 10/15/2021**	$3,498,043	$3,495,855
2014-2A A — 1.88% 3/15/2022**	22,476,000	22,482,361
2015-1A A — 2.00% 7/15/2022**	2,755,000	2,753,470
2014-1A B — 2.29% 4/15/2022**	12,076,000	12,034,735
2016-2A A — 2.42% 11/15/2023**	9,956,000	9,986,757
2015-1A B — 2.61% 1/17/2023**	3,160,000	3,142,653
2014-2A B — 2.67% 9/15/2022**	11,719,000	11,729,184
2015-2A B — 3.04% 8/15/2023**	27,401,000	27,532,064
2016-2A B — 3.18% 5/15/2024**	22,937,000	22,988,113
2015-2A C — 3.76% 2/15/2024**	550,000	553,013
DT Auto Owner Trust
2016-2A A — 1.73% 8/15/2019**	6,553,229	6,544,823
2015-1A B — 1.88% 4/15/2019**	2,601,973	2,602,727
2015-2A B — 1.88% 5/15/2019**	29,672,000	29,625,611
2016-4A B — 2.02% 8/17/2020**,††	13,677,000	13,672,192
2015-3A B — 2.46% 11/15/2019**	27,649,000	27,731,275
2016-2A B — 2.92% 5/15/2020**	5,392,000	5,391,593
First Investors Auto Owner Trust
2015-1A A2 — 1.21% 4/15/2019**	2,686,493	2,685,844
2014-1A A3 — 1.49% 1/15/2020**	4,354,081	4,351,297
2016-2A A2 — 1.87% 11/15/2021**	5,514,000	5,518,783
2016-1A A2 — 2.26% 4/15/2021**	16,653,000	16,740,665
2015-2A A2 — 2.28% 9/15/2021**	16,556,000	16,575,448
2015-2A B — 2.75% 9/15/2021**	4,443,000	4,475,186
Ford Credit Auto Owner Trust
2012-C B — 1.27% 12/15/2017	2,075,166	2,075,547
2013-A C — 1.36% 10/15/2018	5,700,000	5,695,020
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	7,768,000	7,776,182
Honda Auto Receivables Owner Trust 2015-2 A3 — 1.04% 2/21/2019	36,050,000	36,011,253
Hyundai Auto Lease Securitization Trust 2014-B A4 — 1.26% 9/17/2018**	3,126,000	3,128,116
Porsche Innovative Lease Owner Trust 2014-1 A4 — 1.26% 9/21/2020**	15,253,000	15,264,655
Prestige Auto Receivables Trust
2013-1A A3 — 1.33% 5/15/2019**	137,329	137,338
2014-1A A3 — 1.52% 4/15/2020**	13,862,118	13,854,807
2015-1 A3 — 1.53% 2/15/2021**	17,143,000	17,119,461
2016-1A A3 — 1.99% 6/15/2020**	7,917,000	7,940,061
2015-1 B — 2.04% 4/15/2021**	10,395,000	10,400,386

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Santander Drive Auto Receivables Trust
2015-2 A3 — 1.22% 4/15/2019	$53,386,000	$53,363,274
2015-1 A3 — 1.27% 2/15/2019	5,291,088	5,288,917
2014-3 B — 1.45% 5/15/2019	442,879	442,948
2015-3 A3 — 1.49% 6/17/2019	22,275,000	22,285,010
2016-2 A3 — 1.56% 5/15/2020	12,436,000	12,415,525
2015-4 A3 — 1.58% 9/16/2019	30,414,000	30,439,019
2014-1 B — 1.59% 10/15/2018	2,249,329	2,249,852
2014-2 B — 1.62% 2/15/2019	7,611,359	7,615,063
2014-5 B — 1.76% 9/16/2019	9,233,000	9,239,489
2013-3 C — 1.81% 4/15/2019	21,635,783	21,667,678
2014-4 B — 1.82% 5/15/2019	7,720,416	7,732,243
2015-2 B — 1.83% 1/15/2020	3,322,000	3,328,717
2013-2 C — 1.95% 3/15/2019	1,973,326	1,976,958
2015-5 B — 1.96% 5/15/2020	44,367,000	44,280,027
2015-1 B — 1.97% 11/15/2019	22,904,000	22,948,819
2015-3 B — 2.07% 4/15/2020	26,274,000	26,415,958
2014-2 C — 2.33% 11/15/2019	7,874,000	7,919,957
2015-1 C — 2.57% 4/15/2021	9,270,000	9,352,727
2014-4 C — 2.60% 11/16/2020	16,794,000	16,971,563
2013-5 D — 2.73% 10/15/2019	16,422,000	16,659,160
2014-2 D — 2.76% 2/18/2020	8,332,000	8,455,491
2013-4 C — 3.25% 1/15/2020	1,223,419	1,231,444
2012-5 D — 3.30% 9/17/2018	4,680,000	4,716,112
2012-3 D — 3.64% 5/15/2018	29,010,708	29,147,221
Westlake Automobile Receivables Trust
2015-1A A2 — 1.17% 3/15/2018**	1,648,260	1,647,993
2015-1A B — 1.68% 11/16/2020**	18,501,000	18,493,344
2014-1A C — 1.70% 11/15/2019**	124,706	124,649
2015-2A B — 1.83% 1/15/2021**	15,900,000	15,905,668
2015-3A B — 2.21% 5/17/2021**	23,804,000	23,883,382
2015-1A C — 2.29% 11/16/2020**	550,000	551,023
2015-2A C — 2.45% 1/15/2021**	550,000	550,097
2015-3A C — 3.05% 5/17/2021**	550,000	554,062
World Omni Automobile Lease Securitization Trust
2015-A A4 — 1.73% 12/15/2020	15,000,000	15,101,004
2015-A B — 1.94% 12/15/2020	12,350,000	12,388,732
		$1,051,822,952
CREDIT CARD — 6.2%
Cabela's Credit Card Master Note Trust
2012-2A A1 — 1.45% 6/15/2020**	$54,446,000	$54,505,210
2012-1A A1 — 1.63% 2/18/2020**	14,610,000	14,623,245

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2016-1 A1 — 1.78% 6/15/2022	$51,561,000	$51,981,119
2011-4A A1 — 1.90% 10/15/2019**	31,487,000	31,497,016
Capital One Multi-Asset Execution Trust 2014-A2 A2 — 1.26% 1/15/2020	56,017,000	56,089,144
Golden Credit Card Trust 2012-2A A1 — 1.77% 1/15/2019**	31,192,000	31,255,775
Synchrony Credit Card Master Note Trust
2012-6 A — 1.36% 8/17/2020	57,633,000	57,740,290
2012-3 B — 1.524% 3/15/2020@	15,486,918	15,531,276
		$313,223,075
OTHER — 17.6%
Apidos CLO XI 2012-11A A — 2.069% 1/17/2023**,@	$23,627,000	$23,637,585
ARI Fleet Lease Trust
2015-A A2 — 1.11% 11/15/2018**	17,469,386	17,444,838
2016-A A2 — 1.82% 7/15/2024**	24,574,000	24,655,070
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019**	4,102,000	4,111,040
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018**	1,143,000	1,146,145
Beacon Container Finance LLC 2012-1A A — 3.72% 9/20/2027**	376,883	372,677
Black Diamond CLO, Ltd. 2013-1A A1 — 2.129% 2/6/2026**,@	17,966,000	17,966,054
CCG Receivables Trust
2014-1 A2 — 1.06% 11/15/2021**	5,716,658	5,710,127
2015-1 A2 — 1.46% 11/14/2018**	21,745,278	21,716,877
Cent CLO 19, Ltd. 2013-19A A1A — 2.082% 10/29/2025**,@	16,376,000	16,367,452
Cerberus Onshore II CLO-2 LLC
2014-1A A — 2.528% 10/15/2023**,@	5,373,560	5,371,497
2014-1A B — 2.975% 10/15/2023**,@	6,612,000	6,610,995
Chesapeake Funding II LLC
2016-2A A1 — 1.88% 6/15/2028**	29,535,000	29,487,136
2016-1A A1 — 2.11% 3/15/2028**	34,501,000	34,560,238
Chesapeake Funding LLC 2014-1A A — 0.939% 3/7/2026**,@	22,197,290	22,191,663
CIFC Funding 2013-III, Ltd. 2013-3A A1A — 2.045% 10/24/2025**,@	14,567,000	14,552,200
Conn's Receivables Funding LLC
2016-A A — 4.68% 4/16/2018**	10,707,489	10,738,639
2016-A B — 8.96% 8/15/2018**	28,435,000	28,473,245

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Dell Equipment Finance Trust 2016-1 A1 — 0.85% 7/24/2017**	$44,460,025	$44,438,786
Enterprise Fleet Financing LLC
2014-1 A2 — 0.87% 9/20/2019**	6,495,180	6,488,615
2014-2 A2 — 1.05% 3/20/2020**	19,132,094	19,080,135
2013-2 A3 — 1.51% 3/20/2019**	15,658,817	15,657,711
2015-2 A2 — 1.59% 2/22/2021**	47,382,409	47,404,404
2016-2 A2 — 1.74% 2/22/2022**	18,592,000	18,538,602
Grayson CLO, Ltd. 2006-1A A1B — 1.117% 11/1/2021**,@	8,678,000	8,512,172
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 A2 — 1.12% 6/20/2017**	1,568,831	1,569,258
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030**	21,046,000	21,060,814
InSite Issuer LLC — 8.595% 8/15/2043**,††	12,001,000	12,472,159
John Deere Owner Trust 2013-B A4 — 1.39% 12/16/2019	13,312,000	13,316,730
Leaf Receivables Funding 11 LLC 2016-1 A2 — 1.72% 7/15/2018**,††	17,599,000	17,614,487
MMAF Equipment Finance LLC
2015-AA A2 — 0.96% 9/18/2017**	8,411,594	8,408,911
2013-AA A3 — 1.03% 12/11/2017**	5,512,985	5,513,343
2012-AA A4 — 1.35% 10/10/2018**	958,119	958,065
2013-AA A4 — 1.68% 5/11/2020**	14,450,000	14,481,598
NRZ Advance Receivables Trust Advance Receivables Backed
2016-T1 AT1 — 2.751% 6/15/2049**	28,937,000	28,936,951
2015-T4 AT4 — 3.196% 11/15/2047**	7,715,000	7,792,150
Ocwen Master Advance Receivables Trust 2016-T1 AT1 — 2.521% 8/17/2048**	51,028,000	50,948,269
Oportun Funding III LLC 2016-B A — 3.69% 7/8/2021**	10,122,000	10,085,449
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 2.027% 12/1/2031††,@	7,800,000	7,751,250
PFS Financing Corporation
2014-AA A — 1.124% 2/15/2019**,@	33,029,000	33,002,712
2014-BA A — 1.124% 10/15/2019**,@	33,006,000	32,876,907
2015-AA A — 1.144% 4/15/2020**,@	29,100,000	28,899,725
2015-AA B — 1.424% 4/15/2020**,@	500,000	492,997
2016-A A — 1.724% 2/18/2020**,@	57,776,000	57,855,390
STORE Master Funding LLC 2012-1A A — 5.77% 8/20/2042**	470,009	490,328
Telos CLO, Ltd. 2013-4A A — 1.979% 7/17/2024**,@	7,956,000	7,937,948

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
THL Credit Wind River CLO, Ltd. 2013-2A A2A — 2.119% 1/18/2026**,@	$6,300,000	$6,300,000
Unison Ground Lease Funding LLC
2013-1 B — 5.78% 3/15/2043**,††	10,932,000	10,706,035
2013-2 B — 6.268% 3/15/2043**	3,768,000	3,543,804
2010-1-2 — 9.522% 4/15/2040**	19,600,000	21,490,616
Volvo Financial Equipment LLC Series 2013-1A B — 1.24% 8/15/2019**	1,500,000	1,498,692
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043**,††	15,000,000	15,434,700
Westwood CDO II, Ltd. 2007-2A A2 — 1.065% 4/25/2022**,@	5,083,000	5,012,097
Wheels SPV 2 LLC
2014-1A A2 — 0.84% 3/20/2023**	3,848,235	3,845,642
2015-1A A2 — 1.27% 4/22/2024**	13,254,462	13,262,368
		$888,793,298
TOTAL ASSET-BACKED SECURITIES (Cost $2,255,081,151)		$2,253,839,325
CORPORATE BONDS & NOTES — 4.0%
CONSUMER, CYCLICAL — 1.4%
Algeco Scotsman Global Finance plc — 8.50% 10/15/2018**	$44,326,000	$40,061,839
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	192,780	193,378
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	21,163,608	11,005,076
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 4/1/2021	9,710,511	10,360,144
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	3,780,561	3,827,818
US Airways 1998-1C Pass Through Trust — 6.82% 1/30/2019††	4,094,185	1,760,500
US Airways 1999-1C Pass Through Trust — 7.96% 7/20/2019††	8,010,451	5,367,002
		$72,575,757
DIVERSIFIED — 0.7%
Boart Longyear Management Pty, Ltd. — 10.00% 10/1/2018**	$51,802,000	$35,743,380
ENERGY — 1.0%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$63,487,000	$49,678,578

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
FINANCIAL — 0.5%
Berkshire Hathaway Finance Corporation — 1.077% 8/15/2019@	$12,753,000	$12,770,843
N671US Trust — 7.50% 9/15/2020**,††	11,080,403	11,302,011
		$24,072,854
INDUSTRIAL — 0.4%
Air 2 US
— 8.027% 10/1/2020**	$4,771,472	$4,986,188
— 10.127% 10/1/2020**,††	39,258,228	13,347,798
		$18,333,986
TOTAL CORPORATE BONDS & NOTES (Cost $235,633,189)		$200,404,555
CORPORATE BANK DEBT — 2.6%
ACCTL — 6.25% 5/16/2022††,**	$19,478,000	$19,476,247
MBFODDTL — 2.00% 3/31/2017††,**	4,800,000	75,552
MBFOTL — 5.25% 11/20/2021††,**	26,963,340	27,118,110
MBLODDTL — 2.00% 3/31/2017††,**	2,550,000	57,630
MBLOTL — 8.00% 11/20/2021††,**	14,546,875	14,730,165
Nielsen Fin LLC Term Loan B 1 — 2.917% 5/30/2017**	1,870,000	1,870,000
OCI Beaumont LLC Term Loan B — 7.39% 8/20/2019**	26,108,509	25,263,115
OTGDDTL — 1.00% 8/23/2021**,††	1,950,000	37,148
OTGTL — 9.50% 8/23/2021††,**	19,970,000	19,951,029
Xplornet Communications, Inc. Term Loan B — 7.56% 9/9/2021††,**	24,697,000	24,868,644
TOTAL CORPORATE BANK DEBT (Cost $132,296,534)		$133,447,640
MUNICIPALS — 0.5%
Wayne County
GO, (TXBL-NTS), — 4.25% 12/1/2018††	$8,062,000	$8,062,000
GO, (TXBL), — 5.75% 12/1/2017††	15,768,000	15,807,420
TOTAL MUNICIPALS (Cost $23,784,677)		$23,869,420
U.S. TREASURIES — 10.2%
U.S. Treasury Notes
— 0.50% 11/30/2016	$42,500,000	$42,511,879
— 0.625% 12/15/2016	30,000,000	30,020,547
— 0.875% 1/31/2017	50,000,000	50,078,375
— 1.00% 10/31/2016	80,000,000	80,034,376
— 1.00% 12/15/2017	70,843,000	71,085,850
— 1.375% 8/31/2020	114,135,000	115,542,923
— 1.375% 10/31/2020	34,456,000	34,862,550

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2016

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
— 1.875% 10/31/2017	$49,075,000	$49,689,203
— 2.75% 11/30/2016	40,000,000	40,151,300
TOTAL U.S. TREASURIES (Cost $512,842,561)		$513,977,003
TOTAL BONDS & DEBENTURES — 98.0% (Cost $5,032,758,623)		$4,947,808,262
TOTAL INVESTMENT SECURITIES — 98.0% (Cost $5,032,758,623)		$4,947,808,262
SHORT-TERM INVESTMENTS — 2.9%
State Street Bank Repurchase Agreement — 0.03% 10/3/2016 (Dated 09/30/2016, repurchase price of $146,380,366, collateralized by $124,825,000, principal amount U.S. Treasury Note — 3.000-8.500% 2020-2045, fair value $149,319,064)	$146,380,000	$146,380,000
TOTAL SHORT-TERM INVESTMENTS (Cost $146,380,000)		$146,380,000
TOTAL INVESTMENTS — 100.9% (Cost $5,179,138,623)		$5,094,188,262
Other Assets and Liabilities, net — (0.9)%		(45,578,635)
NET ASSETS — 100.0%		$5,048,609,627

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

**  Restricted securities. These restricted securities constituted 46.51% of total net assets at September 30, 2016, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 6.28% of total net assets at September 30, 2016.

@@@  Zero coupon bond. Coupon amount represents effective yield to maturity.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2016.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Securitization LLC 2016-1 A1	5/19/2016	$10,126,985	$10,172,219	0.20%
A10 Securitiztion LLC 2013-2 A	10/30/2013	3,582,621	3,578,600	0.07%
ACCTL	9/19/2016	19,284,309	19,476,247	0.39%
ARI Fleet Lease Trust 2016-A A2	2/17/2016	24,572,261	24,655,070	0.49%
ARI Fleet Lease Trust 2015-A A2	4/15/2015, 7/20/2015, 3/11/2016, 3/18/2016	17,450,043	17,444,838	0.35%
Air 2 US	7/24/2014, 8/22/2014, 2/12/2015	9,396,338	13,347,798	0.26%
Air 2 US	7/1/2014, 10/27/2014	5,064,065	4,986,188	0.10%
Algeco Scotsman Global Finance plc	9/4/2014, 9/9/2014, 9/15/2014, 9/22/2014, 9/26/2014, 9/29/2014, 10/2/2014, 10/14/2014, 10/15/2014, 11/13/2014, 11/19/2014, 11/20/2014, 11/21/2014, 12/1/2014, 12/3/2014, 12/8/2014, 12/10/2014, 4/29/2015, 7/31/2015, 8/12/2015	44,716,674	40,061,839	0.79%
Apidos CLO XI 2012-11A A	9/28/2016	23,656,534	23,637,585	0.47%
Ascentium Equipment Receivables LLC 2015-2A B	2/18/2016	4,089,097	4,111,040	0.08%
Ascentium Equipment Receivables Trust 2016-1A A2	4/18/2016	1,142,978	1,146,145	0.02%
BCAP LLC Trust 2010-RR8 2A6	12/8/2015	6,316,852	6,300,568	0.12%
Beacon Container Finance LLC 2012-1A A	9/25/2012, 5/1/2014	383,330	372,677	0.01%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Black Diamond CLO, Ltd. 2013-1A A1 9/16/2016,	9/30/2016	$17,988,427	$17,966,054	0.36%
Boart Longyear Management Pty, Ltd.	9/20/2013, 9/24/2014, 10/6/2014, 10/24/2014, 11/13/2014, 11/21/2014, 12/5/2014, 12/10/2014, 2/20/2015, 3/2/2015	52,713,673	35,743,380	0.71%
CCG Receivables Trust 2015-1 A2	9/9/2015	21,743,920	21,716,877	0.43%
CCG Receivables Trust 2014-1 A2	5/6/2014, 3/31/15, 4/1/2015, 6/16/2015, 8/12/2015	5,710,535	5,710,127	0.11%
CIFC Funding 2013-III, Ltd. 2013-3A A1A	9/14/2016	14,576,074	14,552,200	0.29%
COMM Mortgage Trust 2012-9W57 A	5/7/2015	54,488,885	53,651,467	1.06%
COMM Mortgage Trust 2014-FL5 C	9/15/2016	7,941,781	7,944,781	0.16%
Cabela's Credit Card Master Note Trust 2012-2A A1	3/11/2015, 4/15/2015, 6/19/2015, 11/17/2015	54,604,242	54,505,210	1.08%
Cabela's Credit Card Master Note Trust 2011-4A A1	3/11/2015, 3/30/2015	31,764,801	31,497,016	0.62%
Cabela's Credit Card Master Note Trust 2012-1A A1	3/19/2015, 5/19/2015, 3/4/2016	14,687,732	14,623,245	0.29%
Cent CLO 19, Ltd. 2013-19A A1A	9/15/2016	16,367,836	16,367,452	0.32%
Cerberus Onshore II CLO-2 LLC 2014-1A B	11/20/2014	6,566,569	6,610,995	0.13%
Cerberus Onshore II CLO-2 LLC 2014-1A A	11/20/2014, 2/12/2015	5,373,666	5,371,497	0.11%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Chesapeake Funding II LLC 2016-1A A1	3/24/2016	$34,496,166	$34,560,238	0.68%
Chesapeake Funding II LLC 2016-2A A1	6/14/2016	29,533,487	29,487,136	0.58%
Chesapeake Funding LLC 2014-1A A	3/4/2014, 10/22/2015	22,179,434	22,191,663	0.44%
Citigroup Mortgage Loan Trust, Inc. 2014-A A	2/24/2014, 7/28/2015	15,995,098	16,121,136	0.32%
Conn's Receivables Funding LLC 2016-A B	3/11/2016	28,433,507	28,473,245	0.56%
Conn's Receivables Funding LLC 2016-A A	3/11/2016	10,707,489	10,738,639	0.21%
Credit Acceptance Auto Loan Trust 2015-2A B	8/12/2015	27,414,056	27,532,064	0.55%
Credit Acceptance Auto Loan Trust 2016-2A B	5/4/2016	22,931,363	22,988,113	0.46%
Credit Acceptance Auto Loan Trust 2014-2A A	3/2/2015, 7/29/2015, 8/6/2015	22,491,781	22,482,361	0.45%
Credit Acceptance Auto Loan Trust 2014-1A B	6/16/2015	12,063,958	12,034,735	0.24%
Credit Acceptance Auto Loan Trust 2014-2A B	9/18/2014, 7/30/2015	11,732,534	11,729,184	0.23%
Credit Acceptance Auto Loan Trust 2016-2A A	5/4/2016, 6/22/2016	9,965,891	9,986,757	0.20%
Credit Acceptance Auto Loan Trust 2014-1A A	8/6/2015, 8/12/2015, 10/23/2015	3,488,793	3,495,855	0.07%
Credit Acceptance Auto Loan Trust 2015-1A B	7/31/2015	3,161,270	3,142,653	0.06%
Credit Acceptance Auto Loan Trust 2015-1A A	10/23/2015	2,761,638	2,753,470	0.05%
Credit Acceptance Auto Loan Trust 2015-2A C	8/12/2015	549,994	553,013	0.01%
Credit Suisse Mortgage Trust Series 2010-9R 1A4	2/10/2016	21,685,938	21,428,617	0.42%
DT Auto Owner Trust 2015-2A B	6/10/2015	29,670,059	29,625,611	0.59%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
DT Auto Owner Trust 2015-3A B	10/7/2015	$27,645,737	$27,731,275	0.55%
DT Auto Owner Trust 2016-4A B	9/28/2016	13,676,204	13,672,192	0.27%
DT Auto Owner Trust 2016-2A A	4/6/2016	6,553,042	6,544,823	0.13%
DT Auto Owner Trust 2016-2A B	4/6/2016	5,391,899	5,391,593	0.11%
DT Auto Owner Trust 2015-1A B	5/13/2015, 7/22/2015	2,608,721	2,602,727	0.05%
Dell Equipment Finance Trust 2016-1 A1	7/12/2016	44,460,025	44,438,786	0.88%
Enterprise Fleet Financing LLC 2015-2 A2	7/22/2015	47,379,299	47,404,404	0.94%
Enterprise Fleet Financing LLC 2014-2 A2	8/26/2014, 3/25/2015, 4/28/2015, 5/28/2015, 2/17/2016	19,126,218	19,080,135	0.38%
Enterprise Fleet Financing LLC 2016-2 A2	7/12/2016	18,590,805	18,538,602	0.37%
Enterprise Fleet Financing LLC 2013-2 A3	8/4/2015	15,644,503	15,657,711	0.31%
Enterprise Fleet Financing LLC 2014-1 A2	5/7/2015	6,491,351	6,488,615	0.13%
First Investors Auto Owner Trust 2016-1A A2	2/10/2016	16,653,000	16,740,665	0.33%
First Investors Auto Owner Trust 2015-2A A2	8/18/2015	16,582,495	16,575,448	0.33%
First Investors Auto Owner Trust 2016-2A A2	9/12/2016	5,513,643	5,518,783	0.11%
First Investors Auto Owner Trust 2015-2A B	8/18/2015	4,442,637	4,475,186	0.09%
First Investors Auto Owner Trust 2014-1A A3	4/3/2014	4,353,550	4,351,297	0.09%
First Investors Auto Owner Trust 2015-1A A2	4/16/2015	2,686,453	2,685,844	0.05%
Golden Credit Card Trust 2012-2A A1	4/23/2015, 5/4/2015	31,422,779	31,255,775	0.62%
Grayson CLO, Ltd. 2006-1A A1B	9/8/2016	8,510,365	8,512,172	0.17%
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 A2	2/26/2016	1,568,015	1,569,258	0.03%
Hertz Fleet Lease Funding LP 2016-1 A2	4/13/2016	21,045,628	21,060,814	0.42%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Hyundai Auto Lease Securitization Trust 2014-B A4	4/20/2015	$3,132,883	$3,128,116	0.06%
InSite Issuer LLC	8/19/2013, 2/12/2015, 10/20/2015	12,025,787	12,472,159	0.25%
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT A	11/16/2015, 11/18/2015	17,523,935	17,346,075	0.34%
Leaf Receivables Funding 11 LLC 2016-1 A2	5/18/2016	17,598,290	17,614,487	0.35%
MBFODDTL	3/16/2016, 7/12/2016	—	75,552	0.00%
MBFOTL	3/16/2016, 6/27/2016, 7/12/2016	26,309,999	27,118,110	0.54%
MBLODDTL	3/16/2016, 7/12/2016	—	57,630	0.00%
MBLOTL	3/16/2016, 6/27/2016, 7/12/2016	14,397,891	14,730,165	0.29%
MMAF Equipment Finance LLC 2013-AA A4	6/15/2016	14,536,067	14,481,598	0.29%
MMAF Equipment Finance LLC 2015-AA A2	5/5/2015	8,411,298	8,408,911	0.17%
MMAF Equipment Finance LLC 2013-AA A3	3/26/2015, 5/1/2015, 6/5/2015	5,515,798	5,513,343	0.11%
MMAF Equipment Finance LLC 2012-AA A4	6/5/2015	959,357	958,065	0.02%
N671US Trust	8/16/2012	11,080,403	11,302,011	0.22%
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1	6/23/2016	28,937,000	28,936,951	0.57%
NRZ Advance Receivables Trust Advance Receivables Backed 2015-T4 AT4	7/11/2016	7,806,246	7,792,150	0.15%
Nationstar HECM Loan Trust 2016-1A A	2/25/2016	6,700,224	6,694,730	0.13%
Nationstar HECM Loan Trust 2015-2A A	11/19/2015	3,686,366	3,687,840	0.07%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Nationstar HECM Loan Trust 2016-3A A 8/11/2016,	9/25/2016	$3,533,190	$3,536,016	0.07%
Nielsen Fin LLC Term Loan B 1	8/1/2016	1,870,018	1,870,000	0.04%
Nomura Resecuritization Trust 2016-1R 3A1	5/5/2016	7,496,639	7,487,654	0.15%
OCI Beaumont LLC Term Loan B	3/26/2014, 4/2/2014, 4/9/2014, 6/16/2015, 6/30/2015, 8/18/2015, 8/21/2015, 8/27/2015, 8/28/2015, 9/30/2015	26,356,210	25,263,115	0.50%
OTGDDTL	8/26/2016	—	37,148	0.00%
OTGTL	8/26/2016	19,576,822	19,951,029	0.40%
Ocwen Master Advance Receivables Trust 2016-T1 AT1	8/3/2016	51,028,000	50,948,269	1.01%
Oportun Funding III LLC 2016-B A	6/22/2016	10,120,986	10,085,449	0.20%
Ores LLC 2014-LV3 B	3/21/2014, 2/12/2015	49,870,996	49,969,000	0.99%
PFS Financing Corporation 2016-A A	2/9/2016	57,782,954	57,855,390	1.15%
PFS Financing Corporation 2014-AA A	2/4/2014, 4/24/2015, 7/28/2015, 10/27/2015	33,014,534	33,002,712	0.65%
PFS Financing Corporation 2014-BA A	2/18/2015, 6/15/2015, 10/23/2015, 11/17/2015	32,884,027	32,876,907	0.65%
PFS Financing Corporation 2015-AA A	4/8/2015, 7/30/2015	29,096,828	28,899,725	0.57%
PFS Financing Corporation 2015-AA B	4/8/2015	500,000	492,997	0.01%
Porsche Innovative Lease Owner Trust 2014-1 A4	3/2/2015	15,256,017	15,264,655	0.30%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Prestige Auto Receivables Trust 2015-1 A3 3/18/2015,	5/29/2015	$17,143,301	$17,119,461	0.34%
Prestige Auto Receivables Trust 2014-1A A3	3/18/2014, 11/5/2015	13,860,903	13,854,807	0.27%
Prestige Auto Receivables Trust 2015-1 B	3/18/2015	10,394,503	10,400,386	0.21%
Prestige Auto Receivables Trust 2016-1A A3	3/16/2016	7,917,000	7,940,061	0.16%
Prestige Auto Receivables Trust 2013-1A A3	9/12/2014	137,643	137,338	0.00%
RMAT LLC 2015-PR1 A1	6/23/2015	23,501,953	23,308,086	0.46%
Rialto Capital Management LLC 2014-LT5 B	11/20/2014	7,427,560	7,412,000	0.15%
Rialto Real Estate Fund LP 2015-LT7 B	6/15/2015	17,716,000	17,361,680	0.34%
Rialto Real Estate Fund LP 2014-LT6 B	9/17/2014, 2/12/2015	8,922,812	8,914,596	0.18%
RiverView HECM Trust 2007-1 A	1/9/2013, 2/12/2015	26,250,487	25,175,973	0.50%
STORE Master Funding LLC 2012-1A A	8/31/2012	468,706	490,328	0.01%
Stanwich Mortgage Loan Trust Series 2011-1 A	5/10/2011, 9/22/2011	765,547	764,567	0.02%
Stanwich Mortgage Loan Trust Series 2010-2 A	5/21/2010, 9/22/2011	740,052	705,919	0.01%
Stanwich Mortgage Loan Trust Series 2011-2 A	6/10/2011, 9/22/2011	590,544	586,998	0.01%
Stanwich Mortgage Loan Trust Series 2010-4 A	8/4/2010, 9/22/2011	391,738	422,698	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A	6/2/2010, 9/22/2011	335,158	345,451	0.01%
Stanwich Mortgage Loan Trust Series 2010-1 A	4/22/2010, 9/22/2011	129,352	124,670	0.00%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2009-2 A 9/22/2011,	7/1/2013	$44,593	$44,657	0.00%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A	10/2/2015	22,585,164	22,678,371	0.45%
Sunset Mortgage Loan Co. LLC 2014-NPL2 A	11/25/2014	16,039,656	15,973,002	0.32%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	8/21/2014, 2/12/2015	5,400,675	5,404,875	0.11%
THL Credit Wind River CLO, Ltd. 2013-2A A2A	9/12/2016	6,312,546	6,300,000	0.12%
Telos CLO, Ltd. 2013-4A A	8/29/2016	7,916,539	7,937,948	0.16%
Towd Point Mortgage Trust 2015-2 1A1	5/28/2015	45,382,908	45,990,918	0.91%
Towd Point Mortgage Trust 2015-2 2A1	6/10/2015	37,892,687	38,384,539	0.76%
Towd Point Mortgage Trust 2015-1 AES	11/4/2015, 12/9/2015	33,949,969	34,560,619	0.68%
Towd Point Mortgage Trust 2016-3 A1	7/22/2016	30,311,592	30,429,982	0.60%
Towd Point Mortgage Trust 2015-4 A1	9/25/2015	28,935,886	29,358,094	0.58%
Unison Ground Lease Funding LLC 2010-1-2	12/13/2012, 2/12/2015	22,884,867	21,490,616	0.43%
Unison Ground Lease Funding LLC 2013-1 B	3/12/2013, 7/16/2013, 2/12/2015	10,826,882	10,706,035	0.21%
Unison Ground Lease Funding LLC 2013-2 B	3/12/2013, 2/12/2015	3,767,008	3,543,804	0.07%
VFC LLC 2014-2 B	7/9/2014	3,851,294	3,854,586	0.08%
VOLT XL LLC 2015-NP14 A1	12/8/2015	27,677,730	27,965,504	0.55%
VOLT XXV LLC 2015-NPL8 A1	6/17/2015	28,981,883	29,048,382	0.58%
VOLT XXVII LLC 2014-NPL7 A1	10/24/2014	29,701,505	29,735,788	0.59%
VOLT XXXI LLC 2015-NPL2 A1	1/20/2016	1,380,631	1,406,482	0.03%
VOLT XXXIII LLC 2015-NPL5 A1	3/13/2015, 1/13/2016	37,422,393	37,516,277	0.74%
VOLT XXXIV LLC 2015-NPL7 A1	4/24/2015	24,323,521	24,273,155	0.48%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2016

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
VOLT XXXIX LLC 2015-NP13 A1	10/22/2015	$371,861	$375,132	0.01%
VOLT XXXV LLC 2015-NPL9 A1	6/26/2015	18,882,730	18,900,319	0.37%
VOLT XXXVI LLC 2015-NP10 A1	7/10/2015	17,027,921	17,068,893	0.34%
VOLT XXXVIII LLC 2015-NP12 A1	9/11/2015	21,354,745	21,456,223	0.42%
Volvo Financial Equipment LLC Series 2013-1A B	6/11/2015	1,495,556	1,498,692	0.03%
WCP ISSUER LLC 2013-1 B	8/1/2013, 2/12/2015	15,000,000	15,434,700	0.31%
Westlake Automobile Receivables Trust 2015-3A B	10/9/2015	23,800,923	23,883,382	0.47%
Westlake Automobile Receivables Trust 2015-1A B	3/4/2015, 5/29/2015	18,510,951	18,493,344	0.37%
Westlake Automobile Receivables Trust 2015-2A B	6/18/2015	15,898,691	15,905,668	0.32%
Westlake Automobile Receivables Trust 2015-1A A2	3/4/2015, 4/27/2015	1,648,474	1,647,993	0.03%
Westlake Automobile Receivables Trust 2015-3A C	10/9/2015	549,927	554,062	0.01%
Westlake Automobile Receivables Trust 2015-1A C	3/4/2015	549,928	551,023	0.01%
Westlake Automobile Receivables Trust 2015-2A C	6/18/2015	549,978	550,097	0.01%
Westlake Automobile Receivables Trust 2014-1A C	5/20/2014	124,695	124,649	0.00%
Westwood CDO II, Ltd. 2007-2A A2	8/3/2016	5,002,430	5,012,097	0.10%
Wheels SPV 2 LLC 2015-1A A2	6/2/2015, 6/10/2015	13,253,104	13,262,368	0.26%
Wheels SPV 2 LLC 2014-1A A2	5/13/2014, 2/18/2015, 3/27/2015, 5/18/2015	3,846,701	3,845,642	0.08%
Xplornet Communications, Inc. Term Loan B	9/6/2016, 9/8/2016, 9/20/2016	24,501,285	24,868,644	0.49%
TOTAL RESTRICTED SECURITIES		$2,365,580,906	$2,348,131,250	46.51%

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

ASSETS
Investment securities — at fair value (identified cost $5,032,758,623)	$4,947,808,262
Short-term investments — at amortized cost (maturities 60 days or less)	146,380,000
Cash	175
Receivable for:
Interest	23,414,590
Capital Stock sold	4,984,130
Investment securities sold	2,079,042
Prepaid expenses and other assets	552
Total assets	5,124,666,751
LIABILITIES
Payable for:
Investment securities purchased	64,689,504
Capital Stock repurchased	8,973,407
Advisory fees	1,512,858
Accrued expenses and other liabilities	881,355
Total liabilities	76,057,124
NET ASSETS	$5,048,609,627
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 600,000,000 shares; outstanding 501,757,983 shares	$5,017,580
Additional Paid-in Capital	5,454,200,016
Accumulated net realized loss on investments	(344,450,317)
Undistributed net investment income	18,792,708
Net unrealized depreciation	(84,950,361)
NET ASSETS	$5,048,609,627
NET ASSET VALUE
Offering and redemption price per share	$10.06

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2016

INVESTMENT INCOME
Interest	$131,004,263
EXPENSES
Advisory fees	26,721,827
Transfer agent fees and expenses	2,351,958
Reports to shareholders	569,519
Legal fees	307,038
Administrative services fees	277,105
Director fees and expenses	264,062
Professional fees	249,183
Custodian fees	198,621
Filing fees	149,468
Audit and tax services fees	86,161
Other	52,036
Total expenses	31,226,978
Reimbursement from Adviser	(1,608,154)
Net expenses	29,618,824
Net investment income	101,385,439
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(62,080,983)
Net change in unrealized appreciation (depreciation) of:
Investments	40,170,259
Net realized and unrealized loss	(21,910,724)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,474,715

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$101,385,439	$85,409,621
Net realized gain (loss)	(62,080,983)	3,339,184
Net change in unrealized appreciation (depreciation)	40,170,259	(40,891,517)
Net increase in net assets resulting from operations	79,474,715	47,857,288
Distributions to shareholders from:
Net investment income	(92,044,210)	(136,904,248)
Total distributions	(92,044,210)	(136,904,248)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,437,172,413	2,026,439,200
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	79,183,886	115,599,394
Cost of Capital Stock repurchased	(2,091,695,469)*	(2,246,338,789)*
Net decrease from Capital Stock transactions	(575,339,170)	(104,300,195)
Total change in net assets	(587,908,665)	(193,347,155)
NET ASSETS
Beginning of Year	5,636,518,292	5,829,865,447
End of Year	$5,048,609,627	$5,636,518,292
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	143,835,897	199,792,625
Shares issued to shareholders upon reinvestment of dividends and distributions	7,933,898	11,417,117
Shares of Capital Stock repurchased	(209,364,243)	(221,452,886)
Change in Capital Stock outstanding	(57,594,448)	(10,243,144)

*  Net of redemption fees of $548,198 and $477,919 for the year ended September 30, 2016 and year ended September 30, 2015, respectively.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2016	2015		2014	2013	2012
Per share operating performance:
Net asset value at beginning of year	$10.08	$10.24		$10.45	$10.70	$10.84
Income from investment operations:
Net investment income*	0.19	0.15		0.30	0.28	0.27
Net realized and unrealized loss on investment securities	(0.04)	(0.06)		(0.15)	(0.21)	(0.04)
Total from investment operations	$0.15	$0.09		$0.15	$0.07	$0.23
Less distributions:
Dividends from net investment income	(0.17)	(0.25)		(0.36)	(0.32)	(0.37)
Redemption fees	— **	—	**	— **	— **	— **
Net asset value at end of year	$10.06	$10.08		$10.24	$10.45	$10.70
Total investment return***	1.52%	0.84%		1.47%	0.66%	2.18%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$5,048,610	$5,636,518		$5,829,865	$5,032,567	$5,091,681
Ratio of expenses of average net assets:
Before reimbursement from Adviser	0.58%	0.58%		0.56%	0.58%	0.57%
After reimbursement from Adviser	0.55%	N/A		N/A	N/A	N/A
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.87%	1.50%		2.59%	2.74%	2.21%
After reimbursement from Adviser	1.90%	N/A		N/A	N/A	N/A
Portfolio turnover rate	44%	64	%****	97%	84%	77%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions.

****  This amount was previously reported as 29% in the September 30, 2015 Annual Report and has been revised to correct an error in the calculation method.

See accompanying Notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $2,132,977,047 for the year ended September 30, 2016. The proceeds and cost of securities sold resulting in net realized losses of $62,080,983 aggregated $2,472,156,417 and $2,534,237,400, respectively, for the year ended September 30, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. In addition, the Adviser contractually agreed to reimburse expenses in excess of 0.49% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through May 31, 2017. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended September 30, 2016, the Fund paid aggregate fees and expenses of $264,062 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at September 30, 2016:

Undistributed Ordinary Income	$32,131,549

The tax status of distributions paid during the fiscal years ended September 30, 2016 and 2015 were as follows:

	2016	2015
Dividends from ordinary income	$92,044,210	$136,904,248

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2016, the post enactment accumulated losses were $329,795,250, and the pre-enactment capital loss carryforwards were $14,651,655. The ability to carry these pre-enactment losses forward expires as follows: $299,496 in 2017; $3,661,716 in 2018; $10,690,443 in 2019.

The cost of investment securities held at September 30, 2016, was $5,046,100,875 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at September 30, 2016, for federal income tax purposes was $44,817,110 and $143,109,723, respectively resulting in net unrealized depreciation of $98,292,613. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

During the year ended September 30, 2016, the Fund reclassified $18,977,849 from Net Investment Loss to Paid in Capital, and $14,054,471 from Accumulated Realized Gain to Paid in Capital, to align financial reporting with tax reporting. The permanent book/tax differences arose principally from differing book/tax treatment of market discount accretion of securities and paydowns from mortgage-backed and other asset-backed securities. Net assets were not affected by these reclassifications.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended September 30, 2016, the Fund collected $548,198 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2016:

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency	—	$12,343,870	—	$12,343,870
Agency Stripped	—	630,607,784	$24,719,119	655,326,903
Non-Agency	—	223,309,020	24,773,680	248,082,700
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	124,992,175	—	124,992,175
Agency Pool Adjustable Rate	—	1,806,033	—	1,806,033
Agency Pool Fixed Rate	—	190,742,452	—	190,742,452
Agency Stripped	—	38,507,671	—	38,507,671
Non-Agency Collateralized Mortgage Obligation	—	533,554,969	16,913,546	550,468,515
Asset-Backed Securities
Auto	—	1,038,150,760	13,672,192	1,051,822,952
Credit Card	—	313,223,075	—	313,223,075
Other	—	824,814,667	63,978,631	888,793,298
Corporate Bonds & Notes	—	157,622,168	42,782,387	200,404,555
Corporate Bank Debt	—	27,133,115	106,314,525	133,447,640
Municipals	—	—	23,869,420	23,869,420
U.S. Treasuries	—	513,977,003	—	513,977,003
Short-Term Investment	—	146,380,000	—	146,380,000
	—	$4,777,164,762	$317,023,500	$5,094,188,262

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended September 30, 2016:

Investments	Beginning Value at September 30, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Transfers In	Transfers Out	Ending Value at September 30, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at September 30, 2016
Commercial Mortgage- Backed Securities Agency Stripped	$28,480,709	$(2,958,045)	$24,951,162	—	—	$(25,754,707)	$24,719,119	$(32,748)
Commercial Mortgage- Backed Securities Non-Agency	25,090,940	(317,260)	—	—	—	—	24,773,680	(315,621)
Residential Mortgage- Backed Non-Agency Collateralized Mortgage Obligation	69,224,818	1,074,117	21,436,980	$(24,008,052)	—	(50,814,317)	16,913,546	(11,082)
Asset-Backed Securities Auto	—	(4,012)	13,676,204	—	—	—	13,672,192	(4,012)
Asset-Backed Securities – Other	59,788,560	(655,918)	17,702,109	(12,856,120)	—	—	63,978,631	(583,662)
Corporate Bonds & Notes	39,674,941	(370,183)	1,155,403	(20,196,514)	$22,518,740	—	42,782,387	(2,069,184)
Corporate Bank Debt	—	2,339,562	104,489,748	(514,785)	—	—	106,314,525	2,244,218
Municipals	67,157,764	185,926	27,204,730	(70,679,000)	—	—	23,869,420	105,320
	$289,417,733	$(705,814)	$210,616,336	$(128,254,471)	$22,518,740	$(76,569,024)	$317,023,500	$(666,771)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were net transfers of $54,050,284 out of Level 3 into Level 2 during the year ended September 30, 2016. The transfers are a result of changes in pricing vendor coverage of the securities during the period and a change in observable inputs.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of September 30, 2016:

Financial Assets	Fair Value at September 30, 2016	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Securities Agency Stripped Non-Agency	$24,719,119 $24,773,680	Third-Party Broker Quote* Third-Party Broker Quote*	Quotes/Prices Quotes/Prices	$8.89 $98.00-$100.00
Residential Mortgage-Backed Non-agency CMO	$13,918,587 $2,994,959	Third-Party Broker Quote* Pricing Model**	Quotes/Prices Prices Discount	$99.92-$100.08 $41.94-$59.58 ($50.28) 0.0%-9.09% (3.0%)
Asset-Backed Securities Auto Other	$13,672,192 $63,978,631	Third-Party Broker Quote* Third-Party Broker Quote*	Quotes/Prices Quotes/Prices	$99.96 $97.93-$103.93
Corporate Bonds and Notes	$42,782,387	Third-Party Broker Quote*	Quotes/Prices	$34.00-$102.00
Corporate Bank Debt	$170,330 $106,144,195	Pricing Model *** Pricing Vendor	Reference prices Prices	$99.91-$101.26 $99.91-$101.26
Municipals	$23,869,420	Third-Party Broker Quote*	Quotes/Prices	$100.00-$100.25

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

***  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 8 — Distribution to Shareholders

On October 3, 2016, the Fund declared a dividend from net investment income of $0.06 per share payable October 4, 2016 to shareholders of record on September 30, 2016. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 3, 2016.

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$146,380,000	$146,380,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $149,319,064 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 18, 2016

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 8, 2016, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2017, on the recommendation of the Independent Directors, who met in executive session on August 8, 2016 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analysts supporting team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Tom Atteberry, who has been with the Adviser since 1997, and Abhijeet V. Patwardhan, who joined the Adviser in 2010. The portfolio managers are supported by a team of analysts; Julian W. H. Mann, who joined the Adviser in 2004, Nazanin Pajoom, who joined the Adviser in 2013, Joe Choi, who joined the Adviser in 2014, and Prakash Gopinath, who joined the Adviser in 2015. Robert Rodriguez continues to serve in an advisory capacity since 2010. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of alternative credit focus funds selected by Morningstar (the "Peer Group"). The Board and the Independent Directors considered the Adviser's representation that the Fund's investment style, as evidenced by the short-term duration of most of its portfolio securities, as well as the Fund's flexibility to invest in a variety of areas, complicated Peer Group comparisons in that the Fund is managed in a more conservative style than the typical fixed income fund and the funds in the Peer Group. The Board and the Independent Directors noted the Fund's absolute investment results and its long-term investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund performed the same as its Peer Group for the three- and 10-year periods ending March 31, 2016, underperformed its Peer Group for the one- and five-year periods ending March 31, 2016 and underperformed the Fund's benchmark, Barclays Capital U.S. Aggregate Index, for the one-, three-, five- and ten-year periods ending March 31, 2016. They also noted that Morningstar has continued to give the Fund a "Bronze" Analyst Rating. After discussion, the Board and the Independent Directors determined that the Fund's investment results were satisfactory in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fee was slightly above the average of the Peer Group and its overall expense ratio was at the low end of the Peer Group. In addition, the Directors noted that the fee rate charged to the Fund is higher than institutional accounts managed in a similar style by the portfolio managers but considered the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the two portfolio managers, four analysts, traders and other investment personnel who assist with the management of the Fund; (2) as well as investing in new compliance, operations, and administrative personnel; (3) in information technology, portfolio accounting and trading systems; and (4) in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.49% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through May 31, 2017. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints in the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced satisfactory long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2017.

FPA NEW INCOME, INC.
RESULTS OF THE SPECIAL MEETING

(Unaudited)

Results of the Special Meeting of Shareholders:

The Special Meeting of Shareholders was held on May 9, 2016 in Los Angeles, California. The voting results for the proposal considered at the Special Meeting of Shareholders is as follows:

Election of Directors. The shareholders of the Fund elected J. Richard Atwood, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell, Robert L. Rodriguez and Allan M. Rudnick to serve on the Board of Directors.

FPA New Income, Inc.	Total Shares Voted For:	Total Shares Withheld:
J. Richard Atwood	447,964,167	2,716,595
Mark L. Lipson	447,967,723	2,713,039
Alfred E. Osborne, Jr.	447,578,877	3,101,885
A. Robert Pisano	447,494,237	3,186,525
Patrick B. Purcell	447,631,181	3,049,581
Robert L. Rodriguez	420,881,988	29,798,774
Allan M. Rudnick	447,618,708	3,062,054

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2016 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2016	$1,000.00	$1,000.00
Ending Account Value September 30, 2016	$1,015.60	$1,022.41
Expenses Paid During Period*	$2.61	$2.62

*  Expenses are equal to the Fund's annualized expense ratio of 0.52%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2016 (183/366 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: <1	Consultant. Formerly Chair of the Board, CEO and President of Transmerica Financial Advisers, Inc., and Chair of the Board and President of Transamerica Securities Sales Corp. from 1999 to 2009.	7
Mark L. Lipson – 1949†	Director* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 17	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 10	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
Robert L. Rodriguez – 1948	Director* Years Served: 32	Partner of the Adviser.	2
J. Richard Atwood – 1960	Director* and President Years Served: 19	Managing Partner of the Adviser.	7
Thomas H. Atteberry – 1953	Portfolio Manager Years Served: 11	Partner of the Adviser.
Abhijeet Patwardhan – 1979	Portfolio Manager Years Served: 1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 2	Managing Director and General Counsel of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.
E. Lake Setzler – 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA NEW INCOME, INC.
(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                Not applicable.

(c)                                 The registrant has made no material changes to its code of ethics.

(d)                                During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                 Not applicable.

(f)                                  A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in Item 3(a)(2) of Form N-CSR.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2015	2016
(a)	Audit Fees	$66,800	$69,138
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$8,800	$9,108
(d)	All Other Fees	$-0-	$-0-

(1)Fees with respect of preparation of tax returns.

(e)(1)                  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                    the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                                 the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                             the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.

The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                 None.

(h)                                Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 5, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	December 5, 2016